Exhibit 10.10

PROMISSORY NOTE

$1,900,000	Date:	February 23, 2009
New York, New York

          FOR VALUE RECEIVED, the undersigned, a Nevada corporation having an address set forth below its signature herein (“Borrower”), hereby promises to pay to the order of IU INVESTMENTS, LLC (“Lender”) at it address listed on the signature page hereto, the principal amount set forth above plus interest thereon from the date hereof, in U.S. Dollars in immediately available funds.

          SUBSCRIPTION AGREEMENT. This Note has been executed and delivered pursuant to the Subscription Agreement dated as of February 23, 2009 by and among the Borrower and the Lender (the “Subscription Agreement”).

          INTEREST. Principal of this Note shall bear interest until payment in full at the rate of 16% per annum until payment in full of the principal sum of this Note. Interest shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed. (i) Accrued interest is due and payable on March 23, 2009 on the entire outstanding principle amount and, subsequently, (ii) accrued interest is due and payable on each date that any principal amount is due and payable, as set forth on Schedule A hereto, on only the principal amount being repaid on such date.

          PAYMENTS. Payments shall be made in accordance with Schedule A hereto. If any amount becomes due and payable hereunder on a Saturday, Sunday or public or other banking holiday under the law of the State of New York, with respect to such amount the payment date shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

          PRINCIPAL; MATURITY DATE. All outstanding principal and accrued and unpaid interest shall become due and payable on the date of the earliest of (i) April 15, 2010 and (ii) the acceleration of the maturity of the amounts due hereunder upon an Event of Default (as herein defined) in accordance with the provisions of this Note.

          PREPAYMENT. Borrower may prepay this Note in full or in part at any time without penalty. All payments shall be applied by Lender as follows: first, to the payment of all accrued but unpaid fees, costs, or expenses under this Note; second, to the payment of interest on the amount of principal being repaid; third, to the repayment of principal under this Note; and fourth, the balance, if any, to Borrower or to whomsoever may be entitled to such amounts as determined by Lender in its reasonable discretion.

          SECURITY. The obligations of the Borrower hereunder will be secured by a continuing security interest in certain assets of the Borrower and its subsidiaries pursuant to the terms of the pledge and security agreements to be dated as of the date of the stock purchase agreement by and among the Borrower, Woodland Holdings Corp., Ned Timmer and HCC Foundation (the “Stock Purchase Agreement”).

          EVENTS OF DEFAULT; REMEDIES. The occurrence of any of the following events (each, an “Event of Default”) shall, at the option of the Lender, make all sums of interest and principal of this Note immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character:

(a)	default in the payment when due of interest or principal;

(b)	nonpayment by the Borrower of any debt when due;

(c)

insolvency, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the Bankruptcy Code, or any other laws or laws for the relief of or relating to debtors, of, by, or against the Borrower of the indebtedness evidenced by this Note, or any endorser of this Note;

(d)	appointment of a receiver or trustee to take possession of any property of the Borrower, surety or guarantor of the indebtedness evidenced by this Note; and

(e)	attachment of an involuntary lien or liens, of any kind or character, to the assets or property of the Borrower, surety or guarantor of the indebtedness evidenced by this Note.

          Upon the occurrence of an Event of Default and such Event of Default shall continue unremedied for a period of 30 days after notice to the Borrower, the Lender may, in addition to all other remedies, (i) take any action granted to it under the proxies executed by certain shareholders of the Borrower and delivered to the Lender on the date hereof and (ii) at its option, appoint one member to the Board of Directors of the Borrower.

          WAIVERS. Borrower waives demand and presentment for payment, notice of non-payment or dishonor, notice of protest and protest of this Note and any other notice required to be given by applicable law and agrees that its liability hereunder shall not be affected by any renewals, amendments or modifications of this Note, or extensions of the time of payment of all or any part of the amount owing hereunder at any time or times.

          EXPENSES; ATTORNEYS’ FEES. Borrower agrees to pay any and all court costs incurred by Lender in a legal action based on an Event of Default. Borrower agrees to pay, to the extent allowed by law, reasonable attorneys’ fees, costs and expenses paid or incurred by Lender in connection with the collection or enforcement of this Note, including but not limited to reasonable attorneys’ fees, court costs, and costs incurred in connection with any bankruptcy proceedings, whether or not suit is filed. Borrower agrees to pay in full all amounts due under this Note without setoff, counterclaim, or any deduction whatsoever.

          MISCELLANEOUS. No provision of this Note shall be waived, modified or limited except by a written agreement signed by Lender and Borrower. The unenforceability of any provision of this Note shall not affect the enforceability or validity of any other provision hereof. No delay or omission on the part of Lender in exercising any rights hereunder shall operate as a waiver of such right or of any other right under this Note. This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Note held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under the

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preceding sentence are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

          GOVERNING LAW; JURISDICTION. This Note shall be governed by the laws of the State of New York. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF TEXAS AND CONSENTS TO THE PLACING OF VENUE IN DALLAS COUNTY OR OTHER COUNTY PERMITTED BY LAW, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. NOTHING HEREIN SHALL AFFECT ANY RIGHT THAT THE PARTIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE IN THE COURTS OF ANY OTHER JURISDICTION. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

          VENUE. The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of New York.

          TRIAL BY JURY. The undersigned hereby waives any right to a trial by jury in any action or proceeding arising out of or in connection with this Note, or any other claim or dispute between the undersigned and the Lender.

          ESCROW. The proceeds of the principal amount hereunder shall be held in escrow pending the execution and delivery of the Stock Purchase Agreement and the consummation of the transactions thereunder. In the event that the Stock Purchase Agreement shall not be executed and delivered and the transactions thereunder not consummated, the proceeds shall be promptly returned to the Lender.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this Note the day and year first above written.

CORNERWORLD CORPORATION

By	/s/ Scott Beck

	Name:	Scott Beck
	Title:	Chairman and Chief Executive Officer

Address: 12222 Merit Drive Suite 120 Dallas, Texas 75251

[Signatures continued on next page]

Signature page to Cornerworld/IU Investments Promissory Note

IU INVESTMENTS, LLC, by its Sole Manager

By	/s/ Doug Levy

	Name:	Doug Levy
	Title:	Sole Manager

Address: c/o Internet University, Inc Attn: Doug Levy 12404 Park Central Drive, Suite 400 Dallas, TX 75251

Signature page to Cornerworld/IU Investments Promissory Note

Schedule A

Scheduled Payment Date	Amount

April 15, 2009	$145,000
May 15, 2009	$145,000
June 15, 2009	$145,000
July 15, 2009	$145,000
August 15, 2009	$145,000
September 15, 2009	$145,000
October 15, 2009	$145,000
November 15, 2009	$145,000
December 15, 2009	$145,000
January 15, 2010	$145,000
February 15, 2010	$145,000
March 15, 2010	$305,000